Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT

This Second Amendment to Master Repurchase and Securities Contract Agreement (this “Amendment”), dated as of November 16, 2017 is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and TH COMMERCIAL GS LLC, a Delaware limited liability company (“Seller”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017 (the “Master Repurchase Agreement”);

WHEREAS, Seller has requested that Buyer increase the Maximum Facility Amount, and Buyer has agreed to increase the Maximum Facility Amount in accordance with the terms and conditions set forth herein; and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement.

NOW, THEREFORE, the parties hereto agree as follows:

1.     Amendments to Master Repurchase Agreement.  The Master Repurchase Agreement is hereby amended as follows:

(a)   The definition of “Maximum Facility Amount” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Maximum Facility Amount” shall mean Five Hundred Million and No/100 Dollars ($500,000,000.00).

(b)   Article 3(i)(iv)(F) of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“(F)         Buyer has received on or prior to the Availability Period Expiration Date, an aggregate amount attributable to Applicable Spread of no less than $7,500,000.00 during the period beginning on the Closing Date and ending on the Availability Period Expiration Date.”

2.     Effectiveness.  The effectiveness of this Amendment is subject to receipt by Buyer of the following:

(a)   Amendment.  This Amendment, duly executed and delivered by Seller and Buyer;

(b)   Amendment to Fee Letter.  The First Amendment to Fee Letter, dated as of the date hereof (the “Fee Letter Amendment”), by and between Buyer and Seller.

(c)   Responsible Officer Certificate.   Buyer shall have received certified copies of the organizational documents of Guarantor and resolutions or other documents evidencing the authority of

Guarantor with respect to the execution, delivery and performance of this Amendment, the Replacement Guarantee and the other Transaction Documents to which it is a party and each other document to be delivered by Guarantor from time to time in connection with the Transaction Documents (and Buyer may conclusively rely on such certifications until it receives notice in writing from Guarantor to the contrary).

(d)   Good Standing.  Certificates of existence and good standing and/or qualification to engage in business for the Seller.

(e)   Legal Opinion.  Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request, provided, that the execution of this Amendment by Buyer shall evidence satisfaction of this condition.

(f)    Fees.  Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.

3.     Seller Representations.  Seller hereby represents and warrants that:

(a)   no Potential Event of Default, Event of Default or Margin Deficit exists, and no Potential Event of Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and

(b)   all representations and warranties contained in the Master Repurchase Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer).

4.     Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

5.     Continuing Effect; Reaffirmation of Guarantee.  As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect.  In addition, any and all guaranties and indemnities for the benefit of Buyer (including, without limitation, the Guarantee) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

6.     Binding Effect; No Partnership; Counterparts.  The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

7.     Further Agreements.   Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.     Governing Law.  The provisions of Article 20 of the Master Repurchase Agreement are incorporated herein by reference.

9.     Headings.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.  References to Transaction Documents.  All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

11.  No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer under the Master Repurchase Agreement or any other Transaction Document, nor constitute a waiver of any provision of the Master Repurchase Agreement or any other Transaction Document by any of the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement

SELLER:

TH COMMERCIAL GS LLC, a Delaware limited liability company

By:	/s/ Marcin Urbaszek
Name: Marcin Urbaszek
Title: Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement

AGREED AND ACKNOWLEDGED:

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By:	/s/ Marcin Urbaszek
Name: Marcin Urbaszek
Title: Chief Financial Officer

Signature Page to Second Amendment to Master Repurchase and Securities Contract Agreement